UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05986

T. Rowe Price Index Trust, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Report to Shareholders

Equity Index 500 Fund	December 31, 2016

The views and opinions in this report were current as of December 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

U.S. stocks rose in 2016, a particularly tumultuous year for investors. After one of the worst starts to a new year, stocks turned a corner in February as China-focused fears receded, oil prices rebounded, and the Federal Reserve signaled it would proceed cautiously in raising interest rates. Two political upsets rocked global markets in the ensuing months: the UK’s vote in June to leave the European Union and Donald Trump’s win in the U.S. presidential election in November. After bouts of volatility accompanying both events, global stock markets resumed their upswing as investors digested the longer-term implications of Brexit and a Trump presidency. By year-end, the major U.S. stock indexes were at or near record highs as investors anticipated that the new administration would implement policies spurring faster growth and inflation. For the year ended December 31, 2016, the Equity Index 500 Fund, Total Equity Market Index Fund, and Extended Equity Market Index Fund each recorded positive results.

MARKET ENVIRONMENT

U.S. stocks plummeted at the start of 2016 as worries about China’s economic slowdown and collapsing oil prices spurred fears of a worldwide recession. Sentiment began to turn in mid-February as concerns about a global oversupply in oil abated and the Fed held back on raising interest rates. The market’s advance was curtailed in June by Brexit, which sparked a two-day global stock sell-off and upheaval in foreign currencies. However, U.S. stocks proved resilient and resumed their ascent over the summer, aided by improving economic data and a stabilization in corporate earnings. Stocks drifted lower in the weeks preceding the U.S. elections in November but rallied after the outcome as investors bet that the new president and a Republican-controlled Congress would cut taxes, loosen regulations, and step up infrastructure spending.

Value stocks outpaced growth stocks across the capitalization spectrum. Large-cap stocks lagged mid- and small-cap stocks as investors deemed that smaller companies with greater exposure to the domestic economy would benefit more from Trump’s homeward-focused policies and a strong dollar than larger, more globally exposed companies.

Nine of 11 sectors in the S&P 500 advanced, led by energy and financials, which both returned more than 20%. Energy stocks rallied as U.S. oil prices climbed from decade lows and ended the year above the $50 per barrel threshold, lifted by an unexpected November deal among the world’s leading oil producers to reduce oil output starting in 2017. Financial stocks advanced as the prospect of rising interest rates and relaxed banking regulations under the new administration lifted their earnings outlook. The real estate and health care sectors posted modest declines.

SUMMARY OF INVESTMENT STRATEGIES

T. Rowe Price’s Equity Market Index Funds are designed for investors who want to harness the potential for long-term capital appreciation from broad exposure to large-cap stocks (Equity Index 500 Fund), small- and mid-cap stocks (Extended Equity Market Index Fund), or the entire U.S. stock market (Total Equity Market Index Fund). These funds could serve as core holdings in an investor’s portfolio, as they offer attributes that many investors will find appealing.

●

They are well diversified, which can reduce the potentially negative impact of a given stock on the entire portfolio. The Equity Index 500 Fund invests in all S&P 500 Index stocks, while the Total Equity Market Index Fund and the Extended Equity Market Index Fund owned 1,449 and 1,652 holdings, respectively, as of December 31, 2016. (Diversification cannot assure a profit or protect against loss in a declining market.)

●

They tend to closely track their benchmarks. The Equity Index 500 Fund uses a full-replication strategy so that the weightings of our holdings match those of the S&P 500 Index. The Total Equity Market Index Fund and the Extended Equity Market Index Fund use a sampling strategy to approximate the sector allocations, price-to-earnings ratio, and other attributes of their benchmarks. We occasionally invest in securities such as futures and exchange-traded funds so that the index funds can accommodate cash flows and remain fully invested.

●

They offer instant, broad exposure to different sectors of the stock market, and each fund’s sector allocations are consistent with its benchmark’s sector breakdown. As such, changes in the funds’ sector diversification and other overall characteristics reflect changes in the composition of the indexes, rather than strategic shifts that are typical of an actively managed fund. Since the funds are designed to track their respective indexes, they do not have the flexibility to shift assets toward stocks or sectors that are rising or away from those that are declining.

●	Their expenses are generally low, which allows investors to retain more of their returns.

Equity Index 500 Fund
The Equity Index 500 Fund returned 11.70% in the 12 months ended December 31, 2016, versus 11.96% for the S&P 500 Index. (Performance will vary for the I Class shares, reflecting their different fee structure.) Fund performance tends to slightly lag that of the broader index due to operating and management expenses. The majority of the names in the index recorded positive results for the 12-month period. The energy, telecommunication services, and financials sectors led. Health care and real estate were the only two sectors that lost ground during the period. The consumer discretionary and consumer staples sectors posted positive gains but lagged the broader index.

Early in the year, oil prices collapsed to 13-year lows, weighing on the sector. Oil prices rose to more than $50 per barrel toward the end of the year following cooperation by OPEC and non-OPEC countries to cut production. Exxon Mobil and Chevron rallied following the rise in energy prices.

Gains in the financials sector were strongest in the final months of the year, following the election of Donald Trump as U.S. president and growing confidence that interest rates would continue to rise. JPMorgan Chase and Bank of America performed well.

Health care lagged in 2016. For much of the year, drug companies were under pressure from calls by politicians and consumer groups to lower drug prices and cut the profit margins on care and treatment. In addition, there were a number of potentially promising drugs or treatments that failed regulatory scrutiny or further testing trials. Alexion Pharmaceutical, Bristol-Myers Squibb, Vertex, and Gilead Sciences were some of the stocks that performed poorly.

Standard & Poor’s authorized several additions and deletions to the composition of the S&P 500 Index during the period. Please see The Evolving S&P 500 Index table on page 13 for a complete list of index changes.

Total Equity Market Index Fund
The Total Equity Market Index Fund returned 12.69% for the 12 months ended December 31, 2016, versus 12.65% for the broader market index, the S&P Total Market Index.

Fund performance tends to slightly lag that of the benchmark because of the fund’s operating and management expenses; however, the fund’s sample of stocks slightly outperformed the index in our reporting period. The S&P Total Market Index represents the entire U.S. stock market. It combines the S&P 500 and S&P Completion Indexes, offering broad exposure to large-, mid-, small-, and micro-cap companies. Stocks in the S&P 500 represent over 75% of the S&P Total Market Index’s overall market value.

As with the S&P 500, the largest holdings of the S&P Total Market Index have the greatest influence on the fund’s performance. In addition, the sector percentage weightings of the two benchmarks are similar, although the S&P Total Market Index provides modestly greater exposure to financials than the S&P 500 and less exposure to consumer staples. The performance of the S&P Total Market Index was generally in line with the S&P 500. Energy, financials, and telecommunication services led, while health care lagged. Materials, industrials and business services, and utilities posted solid results that were above the broader index.

Extended Equity Market Index Fund
The Extended Equity Market Index Fund returned 15.97% for the 12 months ended December 31, 2016, in line with the broader index, the S&P Completion Index. Fund performance tends to slightly lag that of the benchmark because of the fund’s operating and management expenses; however, the fund’s sample of stocks was on par with the index in our reporting period. The S&P Completion Index, a subset of the S&P Total Market Index, excludes all S&P 500 stocks. The index covers more than 3,400 companies and provides exposure to mid-, small-, and micro-cap companies.

During the reporting period, the fund held derivatives as a cash management tool, not to enhance investment outcomes.

Materials, financials, and energy were the leading sectors. Health care was the biggest laggard.

The rise in commodity prices, most notably in gold and copper, fueled gains in the materials sector. In addition, demand from China for commodities rose in 2016 compared with slack demand in 2015. Gains in the financials sector were strongest in the final months of the year, following the election of Donald Trump as U.S. president and growing confidence that interest rates would continue to rise. Health care stocks lagged due to pressure to lower drug prices and treatment costs.

Some of the fund’s holdings that performed well included steel maker Steel Dynamics, mobile phone provider T-Mobile, and oil and natural gas exploration company Continental Resources. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

OUTLOOK

We believe that U.S. growth prospects due to increased fiscal spending are tempered by a possible drop in global trade arising from protectionist measures. While the U.S. economy could see a boost starting next year from fiscal stimulus, lower taxes, and deregulation espoused by the incoming president and a Republican-controlled Congress, the timing and scope of each of these measures remains unclear. Other risks for the U.S. and global economic picture include monetary policy missteps and the sustainability of energy prices, which rebounded strongly this year but remain vulnerable to a longer-term imbalance between supply and demand.

The combination of U.S. policy instability and elevated valuations lends itself to heightened volatility and muted returns in the stock market in the near term. Last year ranked among the most volatile years for the stock market since the 2007–2008 global financial crisis, and we see little indication that volatility will subside in the coming months.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Ken D. Uematsu
Chairman of the Investment Advisory Committee, Equity Index 500 Fund, Extended Equity Market Index Fund, and Total Equity Market Index Fund

January 23, 2017

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment programs.

Effective May 1, 2016, Fred Bair stepped down as co-portfolio manager of the Equity Market Index Funds and co-portfolio manager Ken Uematsu became the funds’ sole portfolio manager. This change allows Fred to focus on the management of T. Rowe Price’s global Portfolio Modeling Group; he will also remain a member of the funds’ Investment Advisory Committee. Ken had been cochairman since 2008. He joined the firm in 1997, and his investment experience dates from 1995.

RISKS OF INVESTING

As with all stock mutual funds, the funds’ share prices can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

GLOSSARY

Investment-weighted median market capitalization: The investment-weighted midpoint market capitalization (shares outstanding multiplied by current price) representing a typical security in a portfolio. An investment-weighted median represents the breakpoint where 50% of the values are above and 50% of the values are below based on portfolio weight.

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P Completion Index: Tracks the performance of the U.S. stocks not included in the S&P 500, which are primarily small- and mid-capitalization stocks. The index includes approximately 3,300 stocks.

S&P Total Market Index: Tracks the performance of a broad spectrum of small-, mid-, and large-capitalization U.S. stocks. Because the largest stocks in the index carry the most weight, large-capitalization stocks make up a substantial majority of the S&P Total Market Index’s value. The index includes approximately 3,800 stocks.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

Equity Index 500 Fund	Percent of Net Assets 12/31/16
Apple	3.2%
Microsoft	2.5
Alphabet	2.4
ExxonMobil	1.9
Johnson & Johnson	1.6
Berkshire Hathaway	1.6
JPMorgan Chase	1.6
Amazon.com	1.5
GE	1.4
Facebook	1.4
AT&T	1.4
Wells Fargo	1.3
Procter & Gamble	1.2
Bank of America	1.2
Chevron	1.2
Verizon Communications	1.1
Pfizer	1.0
Intel	0.9
Citigroup	0.9
Comcast	0.9
Home Depot	0.8
Merck	0.8
Coca-Cola	0.8
Walt Disney	0.8
UnitedHealth Group	0.8
Total	34.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

Total Equity Market Index Fund	Percent of Net Assets 12/31/16
Apple	2.5%
Microsoft	2.0
Alphabet	1.9
ExxonMobil	1.5
Johnson & Johnson	1.3
JPMorgan Chase	1.3
Berkshire Hathaway	1.2
Amazon.com	1.2
GE	1.1
Facebook	1.1
AT&T	1.1
Wells Fargo	1.0
Chevron	0.9
Procter & Gamble	0.9
Verizon Communications	0.9
Bank of America	0.9
Pfizer	0.8
Citigroup	0.7
Intel	0.7
Merck	0.7
Comcast	0.7
Home Depot	0.7
Coca-Cola	0.7
Walt Disney	0.6
UnitedHealth Group	0.6
Total	27.0%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

Extended Equity Market Index Fund	Percent of Net Assets 12/31/16
Liberty Global	0.6%
Tesla Motors	0.6
Las Vegas Sands	0.4
Incyte	0.4
FleetCor Technologies	0.4
Markel	0.3
T-Mobile US	0.3
BioMarin Pharmaceutical	0.3
Hilton Worldwide Holdings	0.3
TD Ameritrade Holding	0.3
First Republic Bank	0.3
DISH Network	0.3
SBA Communications	0.3
ServiceNow	0.3
Celanese	0.3
Bunge Limited	0.3
MGM Resorts International	0.3
IHS Markit	0.3
Palo Alto Networks	0.2
Quintiles IMS Holdings	0.2
Maxim Integrated Products	0.2
FNF	0.2
IDEXX Laboratories	0.2
Dell Technologies	0.2
Atmos Energy	0.2
Total	7.7%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

THE EVOLVING S&P 500 INDEX

Changes in the index in 2016

Additions	Deletions
Acuity Brands	Adient
Adient	ADT
AdvanSix	AdvanSix
Alaska Air Group	AGL Resources
Albemarle	Airgas
Alcoa Upstream	Alcoa
Alliant Energy	Baxalta
American Water Works	Broadcom
Amsurg	Cablevision Systems
Arthur J. Gallagher	Cameron International
Centene	Chubb
Charter Communications	Coca-Cola
Citizens Financial Group	Columbia Pipeline Group
Concho Resources	CONSOL Energy
Cooper Companies	Dell Technologies
Coty	Diamond Offshore Drilling
Dell Technologies	EMC
Digital Realty Trust	Ensco
Extra Space Storage	Fossil Group
Federal Realty Investment Trust	GameStop
Foot Locker	Ingevity
Fortive	Johnson Controls
Fortune Brands Home & Security	Keurig Green Mountain
Global Payments	Lamb Weston Holdings
Hologic	Legg Mason
Ingevity	Owens-Illinois
Lamb Weston Holdings	Pepco Holdings
LKQ	Plum Creek Timber
Mettler-Toledo	Precision Castparts
Mid-America Apt Communities	Quality Care Properties
Quality Care Properties	SanDisk
TransDigm Group	Starwood Hotel & Resort World
UDR	TECO Energy
Ulta	Tenet Healthcare
Under Armour	Time Warner Cable
Versum Materials	Versum Materials
Vistana Signature Experiences SPIN	Vistana Signature Experiences SPIN
Willis Group	Yum China Holdings
Yum China Holdings

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the Equity Index 500 Fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an account service fee that is not included in the accompanying table. The account service fee is charged on a quarterly basis, usually during the last week of a calendar quarter, and applies to accounts with balances below $10,000 on the day of the assessment. The fee is charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. When an account with less than $10,000 is closed either through redemption or exchange, the fee is charged and deducted from the proceeds. The fee applies to IRAs but not to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

I Class

	Year Ended 12/31/16	8/28/15 Through 12/31/15
NET ASSET VALUE		
Beginning of period	$ 54.95	$ 53.72
Investment activities		
Net investment income(1)	1.24	0.30(2)
Net realized and unrealized gain / loss	5.22	1.53
Total from investment activities	6.46	1.83
Distributions		
Net investment income	(1.18)	(0.60)
Net realized gain	(0.12)	–
Total distributions	(1.30)	(0.60)
NET ASSET VALUE		
End of period	**$ 60.11**	**$ 54.95**

Ratios/Supplemental Data

Total return(3)	**11.87%**	**3.47%(2)**
Ratio of total expenses to average net assets	0.10%	0.15%(2)(4)
Ratio of net investment income to average net assets	2.15%	2.20%(2)(4)
Portfolio turnover rate	8.6%	10.0%
Net assets, end of period (in millions)	$ 1,381	$ 46

(1) Per share amounts calculated using average shares outstanding method.
(2) See Note 6. Excludes expenses waived (0.05% of average net assets) related to the contractual operating expense limitation in effect through 4/30/18.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.
(4) Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 100.0%		
CONSUMER DISCRETIONARY 12.0%		
Auto Components 0.2%		
Borg-Warner (1)	310,800	12,258
Delphi Automotive	411,000	27,681
Goodyear Tire & Rubber	372,550	11,500
		51,439
Automobiles 0.5%		
Ford Motor	5,735,328	69,570
General Motors	2,036,599	70,955
Harley-Davidson (1)	260,990	15,226
		155,751
Distributors 0.1%		
Genuine Parts	210,512	20,112
LKQ Corporation (2)	441,900	13,544
		33,656
Diversified Consumer Services 0.0%		
H&R Block (1)	335,238	7,707
		7,707
Hotels, Restaurants & Leisure 1.6%		
Carnival	625,498	32,564
Chipotle Mexican Grill (1)(2)	43,200	16,300
Darden Restaurants	173,152	12,592
Marriott, Class A	472,438	39,061
McDonald's	1,227,064	149,358
Royal Caribbean Cruises (1)	238,200	19,542
Starbucks	2,151,172	119,433
Wyndham Worldwide	161,717	12,350
Wynn Resorts	123,200	10,658
Yum! Brands	504,920	31,977
		443,835

Household Durables 0.5%		
D. R. Horton	484,900	13,252
Garmin (1)	166,400	8,069
Harman International	95,300	10,594
Leggett & Platt	192,096	9,390
Lennar, Class A	308,700	13,252
Mohawk Industries (2)	95,900	19,149
Newell Brands	700,525	31,278
Pulte Group	460,444	8,463
Whirlpool	113,908	20,705
		134,152
Internet & Direct Marketing Retail 2.3%		
Amazon.com (2)	580,900	435,600
Expedia	183,050	20,736
Netflix (2)	633,200	78,390
Priceline (2)	72,470	106,245
TripAdvisor (1)(2)	183,150	8,493
		649,464
Leisure Products 0.1%		
Hasbro	169,121	13,156
Mattel (1)	527,619	14,536
		27,692
Media 3.1%		
CBS, Class B	590,367	37,559
Charter Communications, Class A (2)	321,600	92,595
Comcast, Class A	3,523,076	243,268
Discovery Communications, Class A (1)(2)	209,000	5,729
Discovery Communications, Class C (1)(2)	321,400	8,607
Interpublic Group	571,525	13,380
News Corp, Class A	562,872	6,451
News Corp, Class B	184,900	2,182
Omnicom	343,266	29,215

Scripps Networks Interactive	128,300	9,157
TEGNA	307,398	6,575
Time Warner	1,131,081	109,183
Twenty-First Century Fox	714,400	19,467
Twenty-First Century Fox, Class A	1,546,089	43,352
Viacom, Class B	532,467	18,690
Walt Disney	2,161,068	225,227
		870,637
Multiline Retail 0.5%		
Dollar General	373,100	27,635
Dollar Tree (2)	354,594	27,368
Kohl's	250,622	12,376
Macy's	465,584	16,673
Nordstrom	165,202	7,918
Target	828,217	59,822
		151,792
Specialty Retail 2.4%		
Advance Auto Parts	106,300	17,977
Autonation (2)	101,751	4,950
AutoZone (2)	42,245	33,365
Bed Bath & Beyond	220,722	8,970
Best Buy	415,213	17,717
CarMax (1)(2)	281,700	18,139
Foot Locker	198,200	14,050
Gap	354,901	7,964
Home Depot	1,799,695	241,303
L Brands	349,701	23,024
Lowe's	1,281,618	91,149
O'Reilly Automotive (2)	137,200	38,198
Ross Stores	585,800	38,428
Signet Jewelers	108,200	10,199
Staples	952,371	8,619
Tiffany (1)	156,207	12,095

TJX	957,428	71,932
TSC	193,900	14,700
Ulta Salon Cosmetics & Fragrance (2)	86,900	22,154
Urban Outfitters (2)	153,300	4,366
		699,299

Textiles, Apparel & Luxury Goods 0.7%

Coach	432,590	15,149
Hanesbrands	539,000	11,626
Michael Kors Holdings (2)	250,300	10,758
Nike, Class B	1,981,480	100,718
PVH	116,200	10,486
Ralph Lauren	86,700	7,831
Under Armour (1)(2)	265,200	7,704
Under Armour, Class C	267,092	6,723
V. F.	495,608	26,441
		197,436
Total Consumer Discretionary		3,422,860

CONSUMER STAPLES 9.4%

Beverages 2.1%

Brown-Forman, Class B (1)	282,238	12,678
Coca-Cola	5,706,464	236,590
Constellation Brands, Class A	263,800	40,443
Dr Pepper Snapple	268,500	24,345
Molson Coors Brewing, Class B	270,112	26,285
Monster Beverage (2)	606,800	26,905
PepsiCo	2,118,323	221,640
		588,886

Food & Staples Retailing 2.1%

Costco Wholesale	642,607	102,888
CVS Health	1,579,551	124,642
Kroger	1,406,406	48,535

Sysco	745,704	41,290
Wal-Mart	2,202,357	152,227
Walgreens Boots Alliance	1,268,360	104,969
Whole Foods Market	480,100	14,768
		589,319
Food Products 1.6%		
Archer-Daniels-Midland	849,716	38,790
Campbell Soup	280,549	16,965
Conagra Brands	620,061	24,523
General Mills	862,258	53,262
Hershey Foods	203,406	21,038
Hormel Foods (1)	384,276	13,377
J.M. Smucker	172,200	22,052
Kellogg	372,336	27,445
Kraft Heinz	868,283	75,818
McCormick	174,605	16,296
Mead Johnson Nutrition, Class A	276,000	19,530
Mondelez International	2,273,853	100,800
Tyson Foods, Class A	416,900	25,714
		455,610
Household Products 1.8%		
Church & Dwight	380,700	16,823
Clorox	188,597	22,636
Colgate-Palmolive	1,320,482	86,412
Kimberly-Clark	531,040	60,602
Procter & Gamble	3,941,360	331,390
		517,863
Personal Products 0.1%		
Coty, Class A	664,600	12,169
Estee Lauder, Class A	328,900	25,157
		37,326

Tobacco 1.7%		
Altria Group	2,871,706	194,185
Philip Morris International	2,294,106	209,888
Reynolds American	1,208,916	67,747
		471,820
Total Consumer Staples		2,660,824
ENERGY 7.6%		
Energy Equipment & Services 1.2%		
Baker Hughes	623,567	40,513
FMC Technologies (2)	311,400	11,064
Halliburton	1,282,908	69,393
Helmerich & Payne	160,000	12,384
National Oilwell Varco (1)	536,954	20,104
Schlumberger	2,061,315	173,047
Transocean (2)	554,130	8,168
		334,673
Oil, Gas & Consumable Fuels 6.4%		
Anadarko Petroleum	833,740	58,137
Apache	556,737	35,336
Cabot Oil & Gas	666,400	15,567
Chesapeake Energy (2)	1,221,400	8,574
Chevron	2,791,921	328,609
Cimarex Energy	141,900	19,284
Concho Resources (2)	212,900	28,231
ConocoPhillips	1,821,013	91,306
Devon Energy	779,212	35,587
EOG Resources	845,808	85,511
EQT	247,529	16,188
ExxonMobil	6,134,732	553,721
First Solar (1)(2)	115,000	3,690
Hess	386,452	24,072
Kinder Morgan	2,825,100	58,508

Marathon Oil	1,207,082	20,895
Marathon Petroleum	763,182	38,426
Murphy Oil (1)	231,800	7,216
Newfield Exploration (2)	282,000	11,421
Noble Energy	644,300	24,522
Occidental Petroleum	1,119,794	79,763
ONEOK (1)	306,700	17,608
Phillips 66	658,056	56,863
Pioneer Natural Resources	248,800	44,801
Range Resources	260,900	8,965
Southwestern Energy (2)	673,800	7,290
Spectra Energy	1,044,037	42,899
Tesoro Petroleum	170,500	14,910
Valero Energy	666,234	45,517
Williams Companies	997,370	31,058
		1,814,475
Total Energy		2,149,148

FINANCIALS 14.8%

Banks 6.7%

Bank of America	14,922,165	329,780
BB&T	1,207,542	56,779
Citigroup	4,191,679	249,111
Citizens Financial	771,500	27,488
Comerica	256,985	17,503
Fifth Third Bancorp	1,107,096	29,858
Huntington Bancshares	1,572,458	20,788
JPMorgan Chase	5,268,813	454,646
KeyCorp	1,557,284	28,452
M&T Bank	227,692	35,618
Peoples United Financial (1)	497,900	9,639
PNC Financial Services Group	715,257	83,656
Regions Financial	1,860,806	26,721
SunTrust	726,011	39,822

U.S. Bancorp	2,357,467	121,103
Wells Fargo	6,648,027	366,373
Zions Bancorporation	311,328	13,400
		1,910,737
Capital Markets 2.8%		
Affiliated Managers Group (2)	74,800	10,868
Ameriprise Financial	233,039	25,853
Bank of New York Mellon	1,552,972	73,580
BlackRock	180,360	68,634
Charles Schwab	1,778,599	70,201
CME Group	503,180	58,042
E*TRADE Financial (2)	403,105	13,968
Franklin Resources	507,111	20,072
Goldman Sachs	546,824	130,937
Intercontinental Exchange	878,340	49,556
Invesco	583,100	17,691
Moody's	249,988	23,566
Morgan Stanley	2,138,764	90,363
Nasdaq	168,100	11,283
Northern Trust	317,232	28,250
S&P Global	383,824	41,276
State Street	529,023	41,116
T. Rowe Price Group (3)	357,652	26,917
		802,173
Consumer Finance 0.8%		
American Express	1,142,999	84,674
Capital One Financial	719,424	62,763
Discover Financial	571,262	41,182
Navient	451,324	7,415
Synchrony Financial	1,143,075	41,459
		237,493
Diversified Financial Services 1.7%		
Berkshire Hathaway, Class B (2)	2,797,900	456,002

Leucadia National	515,100	11,976
		467,978
Insurance 2.8%		
Aflac	599,584	41,731
Allstate	534,567	39,622
American International Group	1,434,630	93,696
Aon	391,595	43,675
Arthur J. Gallagher	252,300	13,109
Assurant	92,700	8,608
Chubb	680,264	89,876
Cincinnati Financial (1)	225,723	17,098
Hartford Financial Services	563,475	26,850
Lincoln National	346,381	22,955
Loews	433,782	20,314
Marsh & McLennan	762,493	51,537
MetLife	1,630,554	87,871
Principal Financial Group	388,292	22,467
Progressive	853,360	30,294
Prudential Financial	631,995	65,765
The Travelers Companies	417,496	51,110
Torchmark	176,369	13,009
Unum Group	335,329	14,731
Willis Towers Watson	183,898	22,487
XL	398,376	14,843
		791,648
Total Financials		4,210,029
HEALTH CARE 13.6%		
Biotechnology 2.8%		
AbbVie	2,393,717	149,895
Alexion Pharmaceuticals (2)	337,300	41,269
Amgen	1,092,932	159,798
Biogen (2)	318,959	90,450

Celgene (2)	1,141,704	132,152
Gilead Sciences	1,950,668	139,687
Regeneron Pharmaceuticals (2)	112,200	41,187
Vertex Pharmaceuticals (2)	365,300	26,912
		781,350
Health Care Equipment & Supplies 2.4%		
Abbott Laboratories	2,192,617	84,218
Baxter International	709,849	31,475
Becton, Dickinson & Company	315,667	52,259
Boston Scientific (2)	1,986,929	42,977
C. R. Bard	107,354	24,118
Cooper Companies	73,000	12,770
Danaher	896,738	69,802
Dentsply Sirona	336,200	19,409
Edwards Lifesciences (2)	317,880	29,785
Hologic (2)	400,400	16,064
Intuitive Surgical (2)	57,700	36,592
Medtronic	2,021,373	143,982
St. Jude Medical	415,721	33,337
Stryker	454,351	54,436
Varian Medical Systems (1)(2)	134,900	12,111
Zimmer Biomet Holdings	294,181	30,360
		693,695
Health Care Providers & Services 2.6%		
Aetna	512,621	63,570
AmerisourceBergen (1)	244,724	19,135
Anthem	385,174	55,376
Cardinal Health	463,102	33,329
Centene (2)	257,300	14,540
Cigna	376,028	50,158
DaVita (2)	235,900	15,145
Envision Healthcare (2)	163,600	10,354
Express Scripts Holding (2)	919,838	63,276

HCA Holdings (2)	426,100	31,540
Henry Schein (2)	123,100	18,675
Humana	218,854	44,653
Laboratory Corporation of America (2)	147,100	18,885
McKesson	330,659	46,441
Patterson Companies (1)	117,000	4,801
Quest Diagnostics	209,996	19,299
UnitedHealth Group	1,403,846	224,672
Universal Health Services	135,500	14,414
		748,263
Health Care Technology 0.1%		
Cerner (1)(2)	435,712	20,640
		20,640
Life Sciences Tools & Services 0.6%		
Agilent Technologies	490,836	22,362
Illumina (2)	209,700	26,850
Mettler-Toledo International (2)	40,400	16,910
PerkinElmer	154,700	8,068
Thermo Fisher Scientific	579,207	81,726
Waters (2)	120,335	16,172
		172,088
Pharmaceuticals 5.1%		
Allergan (2)	552,271	115,982
Bristol-Myers Squibb	2,457,310	143,605
Eli Lilly	1,424,180	104,749
Endo International (2)	268,800	4,427
Johnson & Johnson	4,023,590	463,558
Mallinckrodt (2)	155,500	7,747
Merck	4,073,099	239,783
Mylan (2)	683,905	26,091
Perrigo	207,700	17,287
Pfizer	8,961,281	291,062

Zoetis	717,800	38,424
		1,452,715
Total Health Care		3,868,751
INDUSTRIALS & BUSINESS SERVICES 10.3%		
Aerospace & Defense 2.3%		
Arconic	637,627	11,822
Boeing	843,880	131,375
General Dynamics	421,472	72,771
Harris	179,600	18,404
L-3 Communication	116,669	17,746
Lockheed Martin	372,844	93,189
Northrop Grumman	259,459	60,345
Raytheon	436,858	62,034
Rockwell Collins	195,981	18,179
Textron	406,990	19,763
Transdigm Group (1)	72,400	18,025
United Technologies	1,129,296	123,793
		647,446
Air Freight & Logistics 0.7%		
C.H. Robinson Worldwide (1)	208,200	15,253
Expeditors International of Washington	258,900	13,711
FedEx	360,210	67,071
UPS, Class B	1,019,169	116,838
		212,873
Airlines 0.6%		
Alaska Air Group	182,100	16,158
American Airlines	772,700	36,077
Delta Air Lines	1,082,500	53,248
Southwest Airlines	895,645	44,639
United Continental (2)	423,200	30,843
		180,965

Building Products 0.3%		
Allegion	139,520	8,929
Fortune Brands Home & Security	221,900	11,863
Johnson Controls International	1,377,848	56,754
Masco	499,154	15,783
		93,329
Commercial Services & Supplies 0.3%		
Cintas	122,311	14,134
Pitney Bowes	267,638	4,065
Republic Services	344,806	19,671
Stericycle (1)(2)	132,900	10,239
Waste Management	596,010	42,263
		90,372
Construction & Engineering 0.1%		
Fluor	192,090	10,089
Jacobs Engineering Group (2)	168,700	9,616
Quanta Services (2)	246,000	8,573
		28,278
Electrical Equipment 0.5%		
Acuity Brands	62,800	14,498
AMETEK	340,400	16,543
Eaton	663,551	44,518
Emerson Electric	955,960	53,295
Rockwell Automation	189,046	25,408
		154,262
Industrial Conglomerates 2.6%		
3M	885,901	158,195
GE	13,037,346	411,980
Honeywell International	1,121,266	129,899
Roper Technologies	149,300	27,334
		727,408

Machinery 1.5%		
Caterpillar	861,584	79,903
Cummins	227,496	31,092
Deere	429,896	44,296
Dover	231,709	17,362
Flowserve (1)	175,900	8,452
Fortive	449,019	24,081
Illinois Tool Works	469,378	57,480
Ingersoll-Rand	386,060	28,970
PACCAR	522,908	33,414
Parker-Hannifin	192,208	26,909
Pentair	245,969	13,791
Snap-On	80,100	13,719
Stanley Black & Decker	222,432	25,511
Xylem	271,300	13,435
		418,415
Professional Services 0.3%		
Dun & Bradstreet	56,400	6,843
Equifax	173,145	20,471
Nielsen Holdings	484,600	20,329
Robert Half International (1)	198,962	9,705
Verisk Analytics, Class A (2)	222,200	18,036
		75,384
Road & Rail 0.9%		
CSX	1,393,112	50,055
J.B. Hunt Transport Services	120,970	11,743
Kansas City Southern	163,800	13,898
Norfolk Southern	435,069	47,018
Ryder System (1)	73,393	5,463
Union Pacific	1,214,452	125,914
		254,091

Trading Companies & Distributors 0.2%		
Fastenal (1)	426,900	20,056
United Rentals (2)	128,300	13,546
W. W. Grainger (1)	80,332	18,657
		52,259
Total Industrials & Business Services		2,935,082
INFORMATION TECHNOLOGY 20.7%		
Communications Equipment 1.0%		
Cisco Systems	7,398,309	223,577
F5 Networks (2)	102,270	14,800
Juniper Networks	552,500	15,614
Motorola Solutions	240,562	19,940
		273,931
Electronic Equipment, Instruments & Components 0.4%		
Amphenol, Class A	459,600	30,885
Corning	1,376,769	33,414
FLIR Systems	220,100	7,965
TE Connectivity	514,300	35,631
		107,895
Internet Software & Services 4.2%		
Akamai Technologies (2)	264,600	17,643
Alphabet, Class A (2)	435,600	345,191
Alphabet, Class C (2)	438,384	338,354
eBay (2)	1,536,243	45,611
Facebook (2)	3,447,000	396,577
VeriSign (1)(2)	133,900	10,186
Yahoo! (2)	1,300,096	50,275
		1,203,837
IT Services 3.7%		
Accenture, Class A	909,388	106,516

Alliance Data Systems	88,520	20,227
Automatic Data Processing	658,981	67,730
Cognizant Technology Solutions (2)	891,500	49,951
CSRA	235,111	7,486
Fidelity National Information	477,000	36,080
Fiserv (2)	319,730	33,981
Global Payments	230,000	15,964
IBM	1,277,758	212,095
MasterCard, Class A	1,404,500	145,015
Paychex	472,305	28,754
PayPal Holdings (2)	1,671,443	65,972
Teradata (1)(2)	189,898	5,159
Total System Services	232,762	11,412
Visa, Class A (1)	2,759,700	215,312
Western Union (1)	707,303	15,363
		1,037,017

Semiconductor & Semiconductor Equipment 3.3%

Analog Devices	447,974	32,532
Applied Materials	1,615,171	52,122
Broadcom	587,569	103,865
Intel	6,991,816	253,593
KLA-Tencor	235,628	18,539
Lam Research	231,640	24,491
Linear Technology	366,614	22,859
Microchip Technology (1)	332,300	21,317
Micron Technology (2)	1,526,136	33,453
NVIDIA	792,161	84,555
Qorvo (2)	198,200	10,451
Qualcomm	2,179,985	142,135
Skyworks Solutions (1)	273,500	20,420
Texas Instruments	1,462,784	106,739
Xilinx (1)	378,983	22,879
		949,950

Software 4.3%		
Activision Blizzard	1,014,920	36,649
Adobe Systems (2)	739,842	76,167
Autodesk (2)	281,796	20,856
CA (1)	454,276	14,432
Citrix Systems (2)	225,206	20,113
Electronic Arts (2)	445,520	35,089
Intuit	359,584	41,212
Microsoft	11,462,753	712,295
Oracle	4,421,867	170,021
Red Hat (2)	258,200	17,997
salesforce.com (2)	951,000	65,105
Symantec	925,767	22,117
		1,232,053
Technology Hardware, Storage & Peripherals 3.8%		
Apple	7,860,024	910,348
Hewlett Packard Enterprise	2,462,743	56,988
HP	2,544,543	37,761
NetApp	418,123	14,747
Seagate Technology (1)	422,500	16,127
Western Digital	420,411	28,567
Xerox	1,312,366	11,457
		1,075,995
Total Information Technology		5,880,678
MATERIALS 2.8%		
Chemicals 2.1%		
Air Products & Chemicals	317,283	45,632
Albemarle	161,700	13,919
CF Industries	371,400	11,692
Dow Chemical	1,655,299	94,716
Eastman Chemical	212,508	15,983
Ecolab	390,489	45,773

EI du Pont de Nemours	1,272,923	93,433
FMC	201,900	11,419
International Flavors & Fragrances	118,454	13,957
Lyondellbasell Industries, Class A	498,500	42,761
Monsanto	646,552	68,024
Mosaic (1)	512,450	15,030
PPG Industries	384,946	36,478
Praxair	422,239	49,482
Sherwin-Williams	118,699	31,899
		590,198
Construction Materials 0.1%		
Martin Marietta Materials	91,200	20,204
Vulcan Materials	197,183	24,677
		44,881
Containers & Packaging 0.3%		
Avery Dennison	122,277	8,586
Ball	257,504	19,331
International Paper	594,423	31,540
Sealed Air	282,740	12,819
Westrock	358,477	18,200
		90,476
Metals & Mining 0.3%		
Freeport-McMoRan (2)	1,868,786	24,649
Newmont Mining	791,080	26,952
Nucor	466,812	27,785
		79,386
Total Materials		804,941
REAL ESTATE 2.9%		
Equity Real Estate Investment Trusts 2.8%		
AIMCO, REIT	225,218	10,236
American Tower, REIT	631,980	66,788

AvalonBay Communities, REIT	208,463	36,929
Boston Properties, REIT	222,100	27,936
Crown Castle International, REIT	531,500	46,118
Digital Realty Trust, REIT	231,200	22,718
Equinix, REIT	104,808	37,459
Equity Residential, REIT	528,675	34,026
Essex Property Trust, REIT	97,400	22,646
Extra Space Storage, REIT	190,500	14,714
Federal Realty Investment Trust, REIT	103,600	14,723
General Growth Properties, REIT	888,200	22,187
HCP, REIT	683,800	20,323
Host Hotels & Resorts, REIT (1)	1,115,497	21,016
Iron Mountain, REIT	321,103	10,429
Kimco Realty, REIT	625,900	15,748
Macerich Company, REIT	185,200	13,120
Mid-America Apartment Communities, REIT	157,600	15,432
Prologis, REIT	798,227	42,138
Public Storage, REIT	220,700	49,326
Realty Income, REIT	389,700	22,400
Simon Property Group, REIT	467,534	83,067
SL Green Realty, REIT	144,800	15,573
UDR, REIT	404,400	14,753
Ventas, REIT	508,100	31,766
Vornado Realty Trust, REIT	247,686	25,851
Welltower, REIT	540,780	36,194
Weyerhaeuser, REIT	1,108,005	33,340
		806,956
Real Estate Management & Development 0.1%		
CBRE Group (2)	431,900	13,600
		13,600
Total Real Estate		820,556

TELECOMMUNICATION SERVICES 2.7%

Diversified Telecommunication Services 2.7%		
AT&T	9,049,300	384,867
CenturyLink	828,256	19,696
Frontier Communications (1)	1,576,574	5,329
Level 3 Communications (2)	420,200	23,682
Verizon Communications	6,003,593	320,472
Total Telecommunication Services		754,046

UTILITIES 3.2%

Electric Utilities 1.9%		
Alliant Energy	321,200	12,170
American Electric Power	718,344	45,227
Duke Energy	1,023,569	79,449
Edison International	475,144	34,206
Entergy	266,921	19,611
Eversource Energy	454,500	25,102
Exelon	1,384,991	49,153
FirstEnergy	618,398	19,152
NextEra Energy	693,682	82,867
PG&E	749,114	45,524
Pinnacle West Capital	169,026	13,189
PPL	1,000,758	34,076
Southern Company	1,435,586	70,616
XCEL Energy	751,154	30,572
		560,914
Independent Power & Renewable Electricity Producers 0.1%		
AES	930,393	10,811
NRG Energy	446,100	5,470
		16,281
Multi-Utilities 1.1%		
Ameren	369,864	19,403

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $17,292,533)	$ 28,715,559
Receivable for investment securities sold	94,019
Dividends receivable	36,578
Receivable for shares sold	29,511
Cash	155
Other assets	88
Total assets	28,875,910
Liabilities	
Obligation to return securities lending collateral	240,861
Payable for shares redeemed	210,893
Investment management fees payable	2,444
Due to affiliates	2,079
Variation margin payable on futures contracts	374
Other liabilities	2,502
Total liabilities	459,153
NET ASSETS	$ 28,416,757
Net Assets Consist of:	
Accumulated undistributed net realized loss	$ (606,631)
Net unrealized gain	11,423,139
Paid-in capital applicable to 472,847,302 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	17,600,249
NET ASSETS	$ 28,416,757
NET ASSET VALUE PER SHARE	
Investor Class	
($27,036,294,689 / 449,880,481 shares outstanding)	$ 60.10
I Class	
($1,380,461,892 / 22,966,821 shares outstanding)	$ 60.11

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

			Year Ended 12/31/16
Investment Income (Loss)			
Income			
Dividend			$ 580,722
Securities lending			2,078
Interest			36
Total income			582,836
Expenses			
Investment management			26,244
Shareholder servicing			
Investor Class	$	41,526	
I Class		2	41,528
Prospectus and shareholder reports			
Investor Class		138	
I Class		2	140
Custody and accounting			514
Registration			242
Legal and audit			62
Directors			104
Miscellaneous			65
Waived / paid by Price Associates			(1,212)
Total expenses			67,687
Net investment income			515,149
Realized and Unrealized Gain / Loss			
Net realized gain (loss)			
Securities			653,451
Futures			5,731
Net realized gain			659,182
Change in net unrealized gain / loss			
Securities			1,822,037
Futures			(975)
Change in net unrealized gain / loss			1,821,062
Net realized and unrealized gain / loss			2,480,244
INCREASE IN NET ASSETS FROM OPERATIONS			$ 2,995,393

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/16	12/31/15
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 515,149	$ 499,381
Net realized gain	659,182	340,949
Change in net unrealized gain / loss	1,821,062	(542,326)
Increase in net assets from operations	2,995,393	298,004
Distributions to shareholders		
Net investment income		
Investor Class	(496,730)	(501,463)
I Class	(17,433)	(136)
Net realized gain		
Investor Class	(54,470)	–
I Class	(2,691)	–
Decrease in net assets from distributions	(571,324)	(501,599)
Capital share transactions*		
Shares sold		
Investor Class	3,238,528	3,659,297
I Class	1,313,121	46,494
Distributions reinvested		
Investor Class	546,675	497,014
I Class	19,305	79
Shares redeemed		
Investor Class	(4,022,978)	(3,387,067)
I Class	(81,627)	(136)
Redemption fees received	112	128
Increase in net assets from capital share transactions	1,013,136	815,809
Net Assets		
Increase during period	3,437,205	612,214
Beginning of period	24,979,552	24,367,338
End of period	**$ 28,416,757**	**$ 24,979,552**
Undistributed net investment income	–	2,172

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Index Trust, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Equity Index 500 Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization U.S. stocks. The fund has two classes of shares: the Equity Index 500 Fund (Investor Class) and the Equity Index 500 Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class quarterly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 0.5% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2016, the fund realized $266,018,000 of net gain on $421,485,000 of in-kind redemptions.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2016:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2016.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2016, the fund held equity futures with cumulative unrealized gain of $113,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the year ended December 31, 2016, the fund recognized $5,731,000 of realized gain on Futures and a $(975,000) change in unrealized gain/loss on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of December 31, 2016, securities valued at $4,145,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts as an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, or to reduce transaction costs. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2016, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2016, the value of loaned securities was $233,794,000; the value of cash collateral and related investments was $240,861,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,421,434,000 and $2,259,567,000, respectively, for the year ended December 31, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended December 31, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2016 and December 31, 2015, were characterized for tax purposes as follows:

At December 31, 2016, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended December 31, 2016, the fund utilized $185,840,000 of capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.10% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The Investor Class is also subject to a contractual expense limitation. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. The class’s expense limitation was 0.30% through August 31, 2016, and was reduced to 0.25% effective September 1, 2016, through April 30, 2018. The class is required to repay Price Associates for expenses previously waived/paid to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the year ended December 31, 2016, the I Class operated below its expense limitation.

Pursuant to these agreements $1,212,000 of expenses were waived/paid by Price Associates during the year ended December 31, 2016 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended December 31, 2016, expenses incurred pursuant to these service agreements were $67,000 for Price Associates; $2,486,000 for T. Rowe Price Services, Inc.; and $1,702,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2016, the fund was charged $2,869,000 for shareholder servicing costs related to the college savings plans, of which $2,404,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2016, approximately 6% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) and T. Rowe Price Target Funds (Target Funds) may invest. None of the Retirement Funds or Target Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Prior to February 1, 2016, the Target Funds were subject to one of the same special servicing agreements; thus expenses associated with the operation of the Target Funds prior to that date were borne by the underlying Price Funds. Effective February 1, 2016, expenses associated with the operation of the Target Funds are borne by the Target Funds.

Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2016, the fund was allocated $32,408,000 of Retirement Funds’ expenses and $35,000 of Target Funds’ expenses. Of these amounts, $12,811,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these agreements is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2016, approximately 75% of the outstanding shares of the Investor Class were held by the Retirement Funds and approximately 10% of the outstanding shares of the I Class were held by the Target Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2016, approximately 70% of the I Class’s outstanding shares were held by Price funds and accounts.

Consistent with its investment objective, the fund may invest in T. Rowe Price Group, Inc. Additionally, the fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2016, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of December 31, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Index Trust, Inc. and
Shareholders of T. Rowe Price Equity Index 500 Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Equity Index 500 Fund (one of the portfolios constituting T. Rowe Price Index Trust, Inc., hereafter referred to as the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2017

Tax Information (Unaudited) for the Tax Year Ended 12/31/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$54,000 from short-term capital gains,

●	$190,826,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $511,987,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $487,344,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies
(1944)	(2009 to present); Director, BioMed Realty Trust (2013 to 2016);
2009	Chairman of the Board, Mesa Biotech, a molecular diagnostic
[187]	company (March 2016 to present); Director, Radiology Partners, an integrated radiology practice management company (June 2016 to present); Director, Novartis, Inc. (2009 to 2014); Director, IBM
(2007 to present)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Advisory Board Member, Deutsche Bank
[187]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to present), Chairman
(1951)	of the Board (January 2016 to present), and President (2009
2013	to September 2016), First Industrial Realty Trust, an owner and
[187]	operator of industrial properties; Chairman of the Board (2005 to
May 2016) and Director (1999 to May 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Director, Boston Properties
(May 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[187]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[187]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization (2011
[187]	to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present)
and Board Member (2015 to present), National Bureau of Economic
Research (2011 to present); Chair of Committee on the Status of
Minority Groups in the Economic Profession (2012 to present) and
Vice President (2015 to present), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[187]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[187]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[187]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[131]	Trust Company; Director, United Technologies (January 2016
to present)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Index Trust	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Neil Smith (1972)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price Group, Inc., and
T. Rowe Price International

Craig A. Thiese (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ken D. Uematsu, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
President	Trust Company

Michael T. Wehn (1984)	Assistant Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,146,000 and $2,158,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Index Trust, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 16, 2017